SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2002

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

           1-11373                                          31-0958666
    (Commission File Number)               (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)
                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events.

            On October 22, 2002, Cardinal Health, Inc. (the "Company") issued a press release announcing the Company's results for the quarter ended September 30, 2002. A copy of the press release announcing the Company's first quarter results is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1  Press Release issued by the Company on October 22, 2002.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cardinal Health, Inc.
                                        (Registrant)

Date:  October 22, 2002                 By:  /s/ Paul S. Williams
                                            --------------------
                                            Name:     Paul S. Williams
                                            Title:    Executive Vice President,
                                                      Chief Legal Officer and
                                                      Secretary


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


                                  EXHIBIT INDEX


99.1     Press Release issued by the Company on October 22, 2002.

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